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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


        Date of Report (Date of earliest event reported): March 27 , 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
              DATED AS OF MARCH 1, 2001, PROVIDING FOR THE ISSUANCE
     OF UNION PLANTERS MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-UP1)


                 Salomon Brothers Mortgage Securities VII, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                  333-84249                  13-3439681
         --------                  ---------                  ----------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
of Incorporation)                 File Number)            Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                               10013
------------------                                               -----
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5635
                                                     --------------


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                                       -2-


Item 5.  Other Events
         ------------

Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated November 21, 2000, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Union Planters Mortgage Pass-Through Certificates, Series 2001-UP1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2001, among the Registrant as depositor, Union Planters PMAC, Inc. as master servicer and Wells Fargo Bank Minnesota, National Association. The Certificates designated as the Series 2001-UP1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Salomon Smith Barney Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.



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                                       -3-




Item 7.  Financial Statements and Exhibits
         ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                             Description
         -----------                             -----------


             99.1 Computational Materials (as defined in Item 5) that have been provided by Salomon Smith Barney Inc. to certain prospective purchasers of Salomon Brothers Mortgage Securities VII, Inc., Union Planters Mortgage Pass-Through Certificates, Series 2001-UP1.




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 27, 2001

                                          SALOMON BROTHERS MORTGAGE
                                          SECURITIES VII, INC.


                                          By: /s/ Matthew R. Bollo
                                             ----------------------------
                                          Name:   Matthew R. Bollo
                                          Title:  Assistant Vice President





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                                                 Index to Exhibits
                                                 -----------------



                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           99.1             Computational Materials (as defined in Item 5)                            P
                            that have been provided by Salomon Smith
                            Barney Inc. to certain prospective purchasers of
                            Salomon Brothers Mortgage Securities VII, Inc.,
                            Union Planters Mortgage Pass-Through
                            Certificates, Series 2001-UP1.




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                                  EXHIBIT 99.1

                                [FILED BY PAPER]